UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 16, 2024

International Paper Company

(Exact name of registrant as specified in its charter)

Commission file number 1-3157
New York		13-0872805
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (901) 419-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 per share par value	IP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 16, 2024, International Paper Company, a New York corporation (the “Company”), issued an announcement (the “Rule 2.7 Announcement”), pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”) disclosing the terms of a recommended offer by the Company to acquire the entire issued and to be issued share capital of DS Smith Plc, a public limited company incorporated in England and Wales (“DS Smith”), in an all-stock transaction (the “Business Combination”). In connection with the Business Combination, on April 16, 2024, the Company and DS Smith entered into a Co-operation Agreement (the “Co-operation Agreement”).

Rule 2.7 Announcement

Pursuant to the Business Combination, for each DS Smith share, DS Smith shareholders will receive 0.1285 of a new share of common stock of the Company, par value $1.00 per share (“Company Common Stock”). The Business Combination will be implemented by means of a court-sanctioned scheme of arrangement (the “Scheme”) between DS Smith and DS Smith shareholders under the UK Companies Act 2006, as amended (the “Companies Act”). The Business Combination values each DS Smith share at 415 pence based on the Company’s closing share price of $40.85 and £/US$ exchange rate of 1.2645 on March 25, 2024, being the close of business on the last day prior to the announcement by DS Smith of a previously disclosed possible offer by the Company on March 26, 2024, representing an enterprise value of DS Smith of $9.9 billion. Company stockholders and DS Smith shareholders would be expected to own approximately 66.3% and 33.7%, respectively, of the combined group following the closing of the Business Combination, comprising the Company and DS Smith.

In connection with the Business Combination, the Company would also seek a secondary listing of the Company Common Stock on the London Stock Exchange.

Following completion of the Business Combination, Memphis, Tennessee, United States, will be the headquarters of the combined company, with plans to establish a Europe, Middle East and Africa (EMEA) headquarters at DS Smith’s existing London headquarters.

Upon the closing of the Business Combination, it is intended that the Company’s board of directors will form the board of directors of the combined company, and that up to two directors of DS Smith will be invited to join the board of directors of the combined company. Mr. Andrew K. Silvernail will be the Chief Executive Officer of the combined company. The Company has proposed that, following the completion of the Business Combination, Mr. Miles Roberts will act as a consultant to the combined company to support the integration, to ensure continuity and with a view to realizing the benefits of the Business Combination for both sets of shareholders.

The Business Combination will be subject to conditions and certain further terms, including, among other things: (i) the approval of the Scheme by a majority in number of DS Smith shareholders who are present and vote (either in person or by proxy) and who represent not less than 75% in value of the DS Smith shares voted by those DS Smith shareholders; (ii) the sanction of the Scheme by the High Court of Justice in England and Wales; (iii) the Scheme becoming effective no later than October 16, 2025 (the “Long Stop Date”); (iv) the issuance of the new shares of Company Common Stock to DS Smith shareholders in connection with the Business Combination (the “Share Issuance”) being duly approved by the majority of the votes cast at a Company stockholders meeting (the “Company Special Meeting”); (v) the receipt of certain required antitrust and other regulatory approvals; (vi) confirmation having been received by the Company that the new shares of Company Common Stock issued in the Share Issuance have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange; and (vii) acknowledgment having been received by the Company that the application for admission of the Company Common Stock has been approved and that the Company Common Stock will be admitted to trading on the Main Market for listed securities of the London Stock Exchange. The conditions to the Business Combination are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Business Combination will be completed in the fourth quarter of 2024.

The Company reserves the right, subject to the prior consent of the U.K. Panel on Takeovers and Mergers (the “Panel”) and the Co-operation Agreement, to elect to implement the Business Combination by way of a takeover offer (as such term is defined in the Companies Act).

Co-operation Agreement

On April 16, 2024, the Company and DS Smith entered into the Co-operation Agreement, pursuant to which the Company, after prior consultation with DS Smith, will determine the strategy for satisfying the regulatory conditions to the Business Combination (the “Clearances”).

The parties agree to provide each other with such information and assistance as each may reasonably require for the purposes of obtaining all Clearances and making any submission, filing or notification to any regulatory authority.

Pursuant to the Co-operation Agreement, the Company is required to take all such actions as may be necessary or advisable to satisfy the Clearances as soon as reasonably practicable. However, the Company is not required to offer or accept any regulatory remedy that would require the disposal of any Company mill, plant or other asset located in the United States.

Under the Co-operation Agreement, the Company will be required to pay DS Smith: (1) (a) $220,527,460, if the Company has changed its recommendation to the stockholders of the Company to vote in favor of the Share Issuance at the Company Special Meeting (a “Company Board Recommendation Change”) or (b) the Company Special Meeting has not taken place prior to the Long Stop Date; (2) $147,018,306, if any Clearances have not been obtained (or waived) by the Long Stop Date; or (3) $73,509,153, if the stockholders of the Company do not approve the Share Issuance prior to the Long Stop Date and there has not been a Company Board Recommendation Change.

The Co-operation Agreement contains certain covenants with respect to the Company’s conduct of business until the closing of the Business Combination and addresses certain other matters, as set forth therein.

The foregoing summaries of the Rule 2.7 Announcement, the Co-operation Agreement and the Business Combination contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Rule 2.7 Announcement, which is attached as Exhibit 2.1 to this Current Report on Form 8-K, the full text of the Co-operation Agreement, which is attached as Exhibit 2.2 to this Current Report on Form 8-K, and each of these exhibits is incorporated herein by reference.

Item 8.01.	Other Events.

On April 16, 2024, the Company issued a press release announcing the Rule 2.7 Announcement. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. In addition, on April 16, 2024, the Company issued an investor presentation in connection with the Business Combination. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Rule 2.7 Announcement dated April 16, 2024

2.2	Co-operation Agreement, dated April 16, 2024, between the Company and DS Smith

99.1	Press Release, dated April 16, 2024, announcing Rule 2.7 Announcement

99.2	Investor Presentation dated April 16, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (the “Current Report”), and the documents incorporated by reference into this Current Report, contain “forward-looking” statements concerning future events and financial performance. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give the Company’s current expectations and projections with respect to the financial condition, results of operations, business and certain plans and objectives of the Company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by the Company in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of the Company and DS Smith to consummate the Business Combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the Business Combination; (iii) adverse effects on the market price of the Company’s or DS Smith’s operating results, including because of a failure to complete the Business Combination; (iv) the effect of the announcement or pendency of the Business Combination on the Company’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company group or the DS Smith group; and (vii) the effects of government regulation on the business of the Company or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this Current Report may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report. All subsequent oral or written forward-looking statements attributable to the Company or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither the Company nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, contains additional information regarding forward-looking statements and other risk factors with respect to the Company.

Additional Information

This Current Report may be deemed to be solicitation material in respect of the Business Combination, including the issuance of shares of Company Common Stock in respect of the Business Combination. In connection with the foregoing proposed issuance of Company Common Stock, the Company expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”). To the extent the Company effects the Business Combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company determines to conduct the Business Combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the Scheme document, and other documents filed by the Company with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

The Company and its directors, officers and employees, including Christopher M. Connor, Ahmet C. Dorduncu, Ilene S. Gordon, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Anton V. Vincent and Ray G. Young, all of whom are members of the Company’s board of directors, as well as Mark S. Sutton, Chief Executive Officer and Chairman of the Company’s board of directors, and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer, may be deemed participants in the solicitation of proxies from the Company’s stockholders in respect of the Business Combination, including the proposed issuance of Company Common Stock in connection with the Combination. Information regarding the Company’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of the Company, which was filed with the SEC on February 16, 2024 and (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement for the 2024 on Schedule 14A annual meeting of stockholders of the Company, which was filed with the SEC on April 2, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the Business Combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.internationalpaper.com/investors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL PAPER COMPANY

Dated: April 16, 2024

	By:	/s/ Joseph R. Saab
	Name:	Joseph R. Saab
	Title:	Senior Vice President, General Counsel and Corporate Secretary